Exhibit 23.2



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 20, 2007 on the financial statements of Quest Minerals and Mining Corp. for the year ended December 31, 2006.



                                       /s/ Kempisty & Company
                                       --------------------------------
                                       Kempisty & Company,
                                       Certified Public Accountant, P.C.
                                       New York, New York



Dated:  November 21, 2007